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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                              --------------------


                                    FORM 8-K

                                 CURRENT REPORT

                    Pursuant to Section 13 or 15(d)
                of the Securities Exchange Act of 1934

   Date of Report (Date of earliest event reported): February 20, 2001


                 Associates Credit Card Receivables Corp.
                 Associates Credit Card Master Note Trust
                    (Exact name of registrant as
                      specified in its charter)



         Delaware          333-94867            75-2709748
                           333-9486701
      (State or other      (Commission         (IRS Employer
      jurisdiction of      File Number)      Identification No.)
      incorporation)


290 E. Carpenter Freeway, Irving, Texas                  75062-2729
(Address of principal executive offices)                 (Zip Code)


Registrant's telephone number, including area code (972) 652-4000




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Item 5.  Other Events.

     The monthly statements for the month of January 2001 were distributed to Noteholders on February 20, 2001.

Item 7(c). Exhibits

          Exhibit No.                   Description
          -----------                   -----------
              20.1                Series 2000-1 monthly statement for the
                                  month of January 2001.

              20.2                Series 2000-2 monthly statement for the
                                  month of January 2001.




                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 ARCADIA RECEIVABLES FINANCE CORP.


                                  /s/ Michael J. Forde
                                 --------------------------
                                 Title: Assistant Secretary

Date: February 26, 2001